UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2023

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Connaught House, 1 Burlington Road
Dublin 4, Ireland D04 C5Y6
(Address of principal executive offices)

Registrant's telephone number, including area code: + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.01 par value	ALKS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 29, 2023, Alkermes, Inc. and Alkermes Pharma Ireland Limited, subsidiaries of Alkermes plc (together, “Alkermes”), entered into a Confidential Settlement and License Agreement (the “Settlement Agreement”) with Teva Pharmaceuticals USA, Inc. (“Teva”, and together with Alkermes, the “parties”) relating to Alkermes’ product VIVITROL® (naltrexone for extended-release injectable suspension). The Settlement Agreement resolves patent litigation brought by Alkermes against Teva related to the infringement of Orange Book-listed United States Patent No. 7,919,499 with respect to Teva’s Abbreviated New Drug Application (“ANDA”) No. 213195. Pursuant to the terms of the Settlement Agreement, Alkermes will grant Teva a non-exclusive, royalty-free, non-transferable, non-sublicensable limited license to make, have made, use, import, sell and offer for sale Teva’s product made under ANDA No. 213195 in the United States beginning on January 15, 2027, or earlier under certain circumstances.

The Settlement Agreement obligates the parties to promptly file a joint Stipulated Consent Judgment and Injunction to dismiss pending legal proceedings. The Settlement Agreement is subject to review by the U.S. Federal Trade Commission and the U.S. Department of Justice. The description of the Settlement Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, which Alkermes intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending September 30, 2023.

Item 7.01 Regulation FD Disclosure.

On August 30, 2023, Alkermes issued a press release announcing the Settlement Agreement, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. This Item 7.01 and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Alkermes plc dated August 30, 2023.
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: August 30, 2023	By:	/s/ David J. Gaffin
David J. Gaffin
Secretary